UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date Of Report: (Date of earliest event reported) September 13, 2005


                               RF INDUSTRIES, LTD.
                 (Name of small business issuer in its charter)


           Nevada                       0-13301                  88-0168936
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)



                         7610 Miramar Road, Bldg. 6000,
                        San Diego, California 92126-4202
                    (Address of Principal Executive Offices)

                                 (858) 549-6340
                         (Registrant's Telephone Number)


                    ---------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On September 14, 2005, the Registrant issued a press release announcing its financial results for the second quarter ended July 31, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

      The information in Item 2.02 of this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

Item 9.01 Other Events.

      On September 13, 2005 the Registrant issued a press release announcing the acquisition of Worswick Industries. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.


      (c) Exhibits.

 Exhibit No.  Description
-----------   -----------

   99.1 Press Release dated September 14, 2005 announcing to the financial results for the fiscal quarter ended July 31, 2005.

   99.2 Press Release dated September 13, 2005 announcing to acquisition of Worswick Industries.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 14, 2005



                                      By: /s/ Howard Hill
                                          --------------------------------------
                                          Howard Hill
                                          President, Chief Executive Officer